UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2026

Fiserv, Inc.

(Exact name of registrant as specified in its charter)

Wisconsin	1-38962	39-1506125
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 N. Vel R. Phillips Avenue, Milwaukee, WI 53203

(Address of principal executive offices, including zip code)

(262) 879-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FISV	The NASDAQ Stock Market LLC
1.125% Senior Notes due 2027	FISV27	The NASDAQ Stock Market LLC
1.625% Senior Notes due 2030	FISV30	The NASDAQ Stock Market LLC
3.000% Senior Notes due 2031	FISV31	The NASDAQ Stock Market LLC
4.500% Senior Notes due 2031	FISV31A	The NASDAQ Stock Market LLC
2.875% Senior Notes due 2028	FISV28C	The NASDAQ Stock Market LLC
3.500% Senior Notes due 2032	FISV32	The NASDAQ Stock Market LLC
4.000% Senior Notes due 2036	FISV36	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Closing of Euro Notes Offering

General Information

On June 23, 2026, Fiserv, Inc. (the “Company”) completed the public offering and issuance of €500,000,000 aggregate principal amount of its 3.750% Senior Notes due 2030 (the “2030 Notes”) and €500,000,000 aggregate principal amount of its 4.250% Senior Notes due 2034 (the “2034 Notes” and, together with the 2030 Notes, the “Notes”).

The Notes were issued under an Indenture (the “Indenture”), dated as of November 20, 2007, between the Company and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as trustee (the “Trustee”), as supplemented by (i) a Thirty-Ninth Supplemental Indenture, establishing the terms and providing for the issuance of the 2030 Notes (the “2030 Notes Supplemental Indenture”) and (ii) a Fortieth Supplemental Indenture, establishing the terms and providing for the issuance of the 2034 Notes (the “2034 Notes Supplemental Indenture”), each dated as of June 23, 2026 and each by and between the Company and the Trustee. Pursuant to an Agency Agreement, dated as of June 23, 2026 (the “Agency Agreement”), relating to the Notes, the Company has appointed U.S. Bank Europe DAC, UK Branch to act as paying agent for the Notes.

Interest Rate and Maturity

The 2030 Notes Supplemental Indenture and the form of the 2030 Notes that is included therein provide, among other things, that the 2030 Notes bear interest at a rate of 3.750% per year (payable annually in arrears on October 15 of each year, beginning on October 15, 2026) and will mature on October 15, 2030. The 2034 Notes Supplemental Indenture and the form of the 2034 Notes that is included therein provide, among other things, that the 2034 Notes bear interest at a rate of 4.250% per year (payable annually in arrears on June 23 of each year, beginning on June 23, 2027) and will mature on June 23, 2034.

Optional Redemption

Prior to (i) with respect to the 2030 Notes, September 15, 2030 (one month prior to the maturity date of the 2030 Notes) and (ii) with respect to the 2034 Notes, April 23, 2034 (two months prior to the maturity date of the 2034 Notes) (each, a “par call date”), the Company may redeem the applicable series of Notes at the Company’s option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of: (a) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed discounted to the redemption date (assuming that such Notes matured on their applicable par call date), on an annual (ACTUAL/ACTUAL (ICMA)) basis at a rate equal to the comparable government bond rate, plus 20 basis points with respect to any 2030 Notes being redeemed and 25 basis points with respect to any 2034 Notes being redeemed, less interest accrued to the date of redemption; and (b) 100% of the principal amount of the Notes to be redeemed; plus, in either case, accrued and unpaid interest on the applicable Notes to, but not including, the redemption date. On or after the applicable par call date for the 2030 Notes and the 2034 Notes, the Company may redeem the Notes of the applicable series in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to the redemption date.

Repurchase Upon a Change of Control Triggering Event

The Company is required to offer to repurchase the Notes for cash at a price of 101% of the aggregate principal amount of the Notes outstanding on the date of a change of control triggering event, plus accrued and unpaid interest.

Events of Default

The Indenture, the 2030 Notes Supplemental Indenture and the 2034 Notes Supplemental Indenture contain customary events of default. If an event of default occurs and is continuing with respect to any series of the Notes, then the Trustee or the holders of at least 25% of the principal amount of the outstanding Notes of that series may declare the Notes of that series to be due and payable immediately. In addition, in the case of an event of default arising from certain events of bankruptcy, insolvency or reorganization, all outstanding Notes will become due and payable immediately.

Documentation

The descriptions of the 2030 Notes Supplemental Indenture, the 2034 Notes Supplemental Indenture and the Agency Agreement set forth above are qualified by reference to the 2030 Notes Supplemental Indenture, the 2034 Notes Supplemental Indenture and the Agency Agreement filed as Exhibits 4.1, 4.2 and 4.3, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 2.03.

Item 8.01.	Other Events.

The Notes are registered under the Securities Act of 1933, as amended, pursuant to a Registration Statement on Form S-3 (Registration No. 333-277241) that the Company filed with the Securities and Exchange Commission on February 22, 2024, as amended by the Post-Effective Amendment No. 1 to the Registration Statement that the Company filed with the Securities and Exchange Commission on April 24, 2025. The Company is filing certain exhibits as part of this Current Report on Form 8-K for purposes of such Registration Statement. See “Item 9.01. Financial Statements and Exhibits.”

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being filed herewith:

Exhibit Index to Current Report on Form 8-K

Exhibit Number	Description

4.1	Thirty-Ninth Supplemental Indenture, dated as of June 23, 2026, by and between Fiserv, Inc. and U.S. Bank Trust Company, National Association (including Form of 3.750% Senior Notes due 2030).

4.2	Fortieth Supplemental Indenture, dated as of June 23, 2026, by and between Fiserv, Inc. and U.S. Bank Trust Company, National Association (including Form of 4.250% Senior Notes due 2034).

4.3	Agency Agreement, dated as of June 23, 2026, by and among Fiserv, Inc., as issuer, U.S. Bank Europe DAC, UK Branch, as paying agent, and U.S. Bank Trust Company, National Association, as trustee and security registrar.

5.1	Opinion of Foley & Lardner LLP.

23.1	Consent of Foley & Lardner LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FISERV, INC.

Date: June 23, 2026	By:	/s/ Paul M. Todd
Paul M. Todd
Chief Financial Officer